--------------------------------------------------------------------------------
SMALL CAP GROWTH
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                               [GRAPHIC OMITTED]

Alliance Quasar
Fund

Semi-Annual Report
March 31, 2002

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

Alliance Fund Distributors, Inc., the principal underwriter of the Alliance mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
May 22, 2002

Dear Shareholder:

The following report highlights the performance and investment strategy of Alliance Quasar Fund (the "Fund") for the semi-annual reporting period ended March 31, 2002.

Investment Objective and Policies

This open-end fund seeks growth of capital by pursuing aggressive investment policies. The Fund invests in a diversified portfolio of equity securities that offer the possibility of above-average earnings growth. The Fund emphasizes investment in small-capitalization companies in the United States and may also pursue investment opportunities outside the United States.

Investment Results

The following table provides performance data for the Fund and its benchmark, the Russell 2000 Growth Index, for the six- and 12-month periods ended March 31, 2002.

   INVESTMENT RESULTS*
   Periods Ended March 31, 2002

                                                        ------------------------
                                                             Total Returns
                                                        ------------------------
                                                        6 Months    12 Months
--------------------------------------------------------------------------------
Alliance Quasar Fund
   Class A                                               23.14%       6.04%
--------------------------------------------------------------------------------
   Class B                                               22.68%       5.23%
--------------------------------------------------------------------------------
   Class C                                               22.65%       5.22%
--------------------------------------------------------------------------------
Russell 2000 Growth Index                                23.69%       4.95%
--------------------------------------------------------------------------------

* The Fund's investment results are total returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of March 31, 2002. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for Advisor Class shares will vary due to different expenses associated with this class. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

      The unmanaged Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Index is a capitalization-weighted index that includes 2,000 of the smallest stocks representing approximately 10% of the U.S. equity market. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Quasar Fund.

      Additional investment results appear on pages 5-8.

Small-cap growth stocks rebounded nicely from their September 2001 lows, with the Russell 2000 Growth Index gaining 23.69% for the six-month period ended March 31, 2002. Strength during the period was widespread, and all major sectors turned in positive returns, excluding telecommunications services. Furthermore, in a notable departure from recent periods, both value and growth stocks performed well. The Fund benefited from the favorable backdrop, gaining 23.14% during the six-month period, performing in line with its benchmark. The Fund's absolute and relative returns during the period benefited from strong stock selection in the consumer, indus-


--------------------------------------------------------------------------------
                                                        ALLIANCE QUASAR FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

trial and energy sectors. Sector allocations had only a minimal impact on relative performance.

For the 12-month period ended March 31, 2002, the Fund gained 6.04%, modestly outperforming the Russell 2000 Growth Index, which advanced 4.95% over the same time frame. Cyclical sectors, including the consumer and industrial sectors, were the strongest performing areas within the small-cap growth market. Not surprisingly, telecommunications services and technology were two of the year's more disappointing sectors, both of which were down in absolute terms for the entire 12-month period. The Fund's relative returns during the period benefited from a modest underweight position in technology and strong stock selection in the consumer, industrial and technology sectors within the Fund's portfolio.

Investment Strategy

The Fund seeks investments in faster than average growing companies that are displaying improving fundamentals and favorable earnings momentum. The Fund invests in smaller-capitalization companies across all major industry groups. The portfolio management team incorporates both fundamental and quantitative disciplines to identify attractive investment opportunities.

Investment Review

Recovering from an oversold condition in September 2001, small-cap growth stocks performed very strongly during the six-month period ended March 31, 2002. Gains during the period were both strong and widespread, with all sectors, excluding telecommunications services, generating solid positive returns. Although corporate profits have been under pressure for well over a year, investors have increasingly shown a willingness to look through the current environment in anticipation of improved earnings later in 2002. Within this context, both early and late-stage cyclical stocks performed strongest during the period, with the consumer and industrial sectors each up more than 30% over the past six months. Technology stocks were not far behind, with a 29% gain over the same time frame.

The consumer sector was among one of the more significant performers within the Fund's portfolio during the period, including companies such as Action Performance Cos., Inc., a marketer of licensed NASCAR collectibles, and Take-Two Interactive Software, Inc., a developer of entertainment software. Both of these companies benefited from surprisingly strong customer demand for their products. Two other notable performers in the portfolio's consumer holdings were discount retailer Fred's, Inc. and stock photography provider Getty Images, Inc. All four of these investments more than doubled during the period under review, albeit from somewhat depressed levels.

Industrial investments during the period provided strong contributions to the Fund's performance, including Georgia Gulf Corp., a manufacturer of specialty chemicals, and Pactive Corp., a maker of specialty packaging products. These companies' stocks benefited from growing expectations that improvements in economic activity would drive earnings materially higher in future periods.


--------------------------------------------------------------------------------
2 o ALLIANCE QUASAR FUND

----------------------
LETTER TO SHAREHOLDERS
----------------------

Although many stocks in the portfolio posted very sharp gains from September 2001 lows, the period was not without its share of disappointments. Two of the period's poor performers were CIMA Labs, Inc., a developer of drug delivery systems, and Biosite Diagnostics, Inc. a developer of diagnostic tests. Both of these stocks declined sharply following lowered earnings guidance (expectations for the period's future earnings) last fall. Another disappointing investment in the telecommunications segment of the portfolio was Sprint PCS, a provider of wireless communications services. Hurt by widespread sluggishness in the wireless communications industry, Sprint PCS was forced to lower earnings guidance early this year. All three of these investments have been sold from the Fund.

Outlook

Although first quarter earnings reports have only started to trickle in, early indications would suggest that business conditions remain challenging. Revenue growth remains muted, and few companies have been willing to take forward-looking guidance materially higher. Additionally, cost structures have been rationalized and analyst expectations have been lowered, enabling companies to do a much better job meeting and, in many cases, even exceeding earnings estimates. As a result, first quarter 2002's ratio of positive earnings surprises to negative surprises appears likely to improve dramatically from fourth quarter 2001's level.

Earnings revision trends have also provided another encouraging sign that small-cap growth stocks may be positioned for better performance in upcoming quarters. Although still negative--more estimates are being reduced than are being raised--the trend in this measure has improved significantly over the past several months. Historically, improving revisions have been a powerful predictor of future stock price performance.

Given this backdrop, the Fund's portfolio management team has continued to shift incremental investment dollars into companies whose earnings are expected to disproportionately benefit from improvements in economic activity. Reflecting this shift, the Fund has increased its allocation to technology stocks and has lowered its allocation to health care stocks. Both sectors are now roughly in line with those of the Russell 2000 Growth Index. This change is significant in that it marks the first time in recent years that the Fund's technology exposure has been market weight. Although fundamentals within the technology sector remain difficult, we have identified pockets of attractive opportunities in semiconductors and selected services companies. We are deliberately underweight in the area of software. Although the Fund's relative weightings in the consumer and commercial services, industrial, finance and energy sectors are roughly consistent with recent levels, it should be noted that the nature of the exposure within these two areas has shifted toward more economically sensitive investments.

In short, the environment for small-cap growth stock investors remains difficult. However, there is growing evidence that fundamentals have found a bottom and expectations are in check.


--------------------------------------------------------------------------------
                                                        ALLIANCE QUASAR FUND o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

Should these trends continue, we believe the outlook for small-cap growth stocks will likely brighten as the year progresses.

Thank you for your continued interest and investment in Alliance Quasar Fund. We look forward to reporting its progress to you in the coming months.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Bruce K. Aronow

Bruce K. Aronow
Senior Vice President

[PHOTO]     John D. Carifa

[PHOTO]     Bruce K. Aronow

Bruce K. Aronow, Portfolio Manager, is the team leader of the Small-Cap Growth equity portfolio management team and has over 14 years of investment experience.


--------------------------------------------------------------------------------
4 o ALLIANCE QUASAR FUND

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCE QUASAR FUND
GROWTH OF A $10,000 INVESTMENT
3/31/92 TO 3/31/02

[The following table was depicted as a mountain chart in the printed material.]

Alliance Quasar Fund Class A: $20,163

Russell 2000 Growth Index: $19,108

This chart illustrates the total value of an assumed $10,000 investment in Alliance Quasar Fund Class A shares (from 3/31/92 to 3/31/02) as compared to the performance of an appropriate broad-based index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Index is a capitalization-weighted index that includes 2,000 of the smallest stocks representing approximately 10% of the U.S. equity market. When comparing Alliance Quasar Fund to the index shown above, you should note that no charges or expenses are reflected in the performance of the index.

An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Quasar Fund.


--------------------------------------------------------------------------------
                                                        ALLIANCE QUASAR FUND o 5

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCE QUASAR FUND
HISTORY OF RETURNS
YEARLY PERIODS ENDED 3/31

                              [BAR CHART OMITTED]

                Alliance Quasar Fund - Yearly Periods Ended 3/31

--------------------------------------------------------------------------------
                                  Alliance                Russell 2000
                                 Quasar Fund              Growth Index
--------------------------------------------------------------------------------
      3/31/93                       2.27%                     3.02%
      3/31/94                       9.86%                    10.73%
      3/31/95                       2.67%                     7.28%
      3/31/96                      64.64%                    31.37%
      3/31/97                       9.80%                    -5.82%
      3/31/98                      36.80%                    41.17%
      3/31/99                     -22.67%                   -11.04%
      3/31/00                      21.60%                    59.04%
      3/31/01                     -25.96%                   -39.81%
      3/31/02                       6.04%                     4.95%

Past performance is no guarantee of future results. The Fund's investment results represent total returns for Class A shares and are based on the net asset value (NAV). All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during each period. Total returns for Class B, Class C and Advisor Class shares will vary due to different expenses associated with these classes.

The unmanaged Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Index is a capitalization-weighted index that includes 2,000 of the smallest stocks representing approximately 10% of the U.S. equity market. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Quasar Fund.


--------------------------------------------------------------------------------
6 o ALLIANCE QUASAR FUND

                                                               -----------------
                                                               PORTFOLIO SUMMARY
                                                               -----------------

PORTFOLIO SUMMARY
March 31, 2002 (unaudited)

INCEPTION DATES              PORTFOLIO STATISTICS

Class A Shares               Net Assets ($ mil): $696.7
2/12/69                      Median Market Capitalization ($ mil): $876.0
Class B Shares
9/17/90
Class C Shares
5/3/93

SECTOR BREAKDOWN

    25.1% Technology
    24.7% Consumer Services
    21.1% Health Care
     9.4% Finance
     5.9% Energy
     4.0% Capital Goods                          [PIE CHART OMITTED]
     3.7% Basic Industry
     2.8% Transportation
     1.4% Aerospace & Defense
     0.6% Multi-Industry Companies
     0.3% Consumer Manufacturing

     1.0% Short-Term

All data as of March 31, 2002. The Fund's sector breakdown is expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
                                                        ALLIANCE QUASAR FUND o 7

------------------
INVESTMENT RESULTS
------------------

INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF MARCH 31, 2002

Class A Shares
--------------------------------------------------------------------------------
                             Without Sales Charge        With Sales Charge
                       1 Year        6.04%                     1.52%
                      5 Years        0.20%                    -0.67%
                     10 Years        7.73%                     7.26%

Class B Shares
--------------------------------------------------------------------------------
                             Without Sales Charge        With Sales Charge
                       1 Year        5.23%                     1.23%
                      5 Years       -0.59%                    -0.59%
                     10 Years(a)     7.06%                     7.06%

Class C Shares
--------------------------------------------------------------------------------
                             Without Sales Charge        With Sales Charge
                       1 Year        5.22%                     4.22%
                      5 Years       -0.57%                    -0.57%
              Since Inception*       8.10%                     8.10%

The Fund's investment results represent average annual total returns. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000. Total return for Advisor Class shares will vary due to different expenses associated with this class.

The Fund can invest in foreign securities, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. The Fund invests in small capitalization stocks which may be more volatile because these companies tend to have limited product lines, markets, or financial resources. The Fund pursues an aggressive investment strategy and an investment in the Fund is risky.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Inception: 5/3/93, Class C.

(a)   Assumes conversion of Class B shares into Class A shares after 8 years.


--------------------------------------------------------------------------------
8 o ALLIANCE QUASAR FUND

                                                            --------------------
                                                            TEN LARGEST HOLDINGS
                                                            --------------------

TEN LARGEST HOLDINGS
March 31, 2002 (unaudited)

                                                                 Percent of
Company                                                  Value   Net Assets
--------------------------------------------------------------------------------
SICOR, Inc.                                        $10,854,340         1.6%
--------------------------------------------------------------------------------
Cytyc Corp.                                         10,447,652         1.5
--------------------------------------------------------------------------------
MSC Industrial Direct Co., Inc. Cl.A                 9,581,360         1.4
--------------------------------------------------------------------------------
Priority Healthcare Corp. Cl.B                       9,579,483         1.4
--------------------------------------------------------------------------------
Engineered Support Systems, Inc.                     9,569,125         1.4
--------------------------------------------------------------------------------
Southwest Bancorporation of Texas, Inc.              9,338,534         1.3
--------------------------------------------------------------------------------
Georgia Gulf Corp.                                   9,029,655         1.3
--------------------------------------------------------------------------------
Retek, Inc.                                          8,922,375         1.3
--------------------------------------------------------------------------------
Iron Mountain, Inc.                                  8,661,146         1.2
--------------------------------------------------------------------------------
Amphenol Corp. Cl. A                                 8,573,760         1.2
--------------------------------------------------------------------------------
                                                   $94,557,430        13.6%
--------------------------------------------------------------------------------

MAJOR PORTFOLIO CHANGES
Six Months Ended March 31, 2002 (unaudited)

                                                --------------------------------
                                                            Shares*
                                                --------------------------------
Purchases                                         Bought   Holdings 3/31/02
--------------------------------------------------------------------------------
02Micro International, Ltd.                      396,500            396,500
--------------------------------------------------------------------------------
American Medical Systems Holdings, Inc.          337,100            337,100
--------------------------------------------------------------------------------
Charles River Laboratories International, Inc.   207,000            207,000
--------------------------------------------------------------------------------
EDO Corp.                                        276,500            276,500
--------------------------------------------------------------------------------
Engineered Support Systems, Inc.                 180,900            206,900
--------------------------------------------------------------------------------
Hyperion Solutions Corp.                         278,100            278,100
--------------------------------------------------------------------------------
Integrated Circuit Systems, Inc.                 408,000            408,000
--------------------------------------------------------------------------------
Stericycle, Inc.                                 133,800            133,800
--------------------------------------------------------------------------------
Strayer Education, Inc.                          135,800            135,800
--------------------------------------------------------------------------------
Taro Pharmaceutical Industries, Ltd.             174,900            174,900
--------------------------------------------------------------------------------

Sales                                               Sold   Holdings 3/31/02
--------------------------------------------------------------------------------
CIMA Labs, Inc.                                  267,500                 -0-
--------------------------------------------------------------------------------
Dal-Tile International, Inc.                     423,600                 -0-
--------------------------------------------------------------------------------
Fisher Scientific International, Inc.            305,900                 -0-
--------------------------------------------------------------------------------
InterMune, Inc.                                  267,100                 -0-
--------------------------------------------------------------------------------
Medicis Pharmaceuticals Corp. Cl.A               178,100                 -0-
--------------------------------------------------------------------------------
OSI Pharmaceuticals, Inc.                        164,300                 -0-
--------------------------------------------------------------------------------
Patterson-UTI Energy, Inc.                       363,600                 -0-
--------------------------------------------------------------------------------
PEC Solutions, Inc.                              432,700                 -0-
--------------------------------------------------------------------------------
Performance Food Group Co.                       247,800                 -0-
--------------------------------------------------------------------------------
Tetra Tech., Inc.                                341,300                 -0-
--------------------------------------------------------------------------------

*     Adjusted for a Stock Split.


--------------------------------------------------------------------------------
                                                        ALLIANCE QUASAR FUND o 9

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

PORTFOLIO OF INVESTMENTS
March 31, 2002 (unaudited)

Company                                                 Shares             Value
--------------------------------------------------------------------------------

COMMON STOCKS-99.5%

Technology-25.3%
Communication Equipment-0.3%
Sirenza Microdevices, Inc.(a) ..................       328,900       $ 1,782,638
                                                                     -----------
Computer Peripherals-0.8%
Pericom Semiconductor Corp.(a) .................       374,200         5,291,188
                                                                     -----------
Computer Services-0.9%
Anteon International Corp.(a) ..................       305,300         6,350,240
                                                                     -----------
Computer Software-6.3%
Actuate Corp.(a) ...............................       579,700         4,185,434
Advent Software, Inc.(a) .......................        83,900         4,963,524
F5 Networks, Inc.(a) ...........................       175,400         4,076,296
Hyperion Solutions Corp.(a) ....................       278,100         7,511,481
Informatica Corp.(a) ...........................       532,800         3,857,472
MatrixOne, Inc.(a) .............................       331,900         2,960,548
NetIQ Corp.(a) .................................       195,700         4,268,217
Retek, Inc.(a) .................................       339,900         8,922,375
Tier Technologies, Inc. Cl.B(a) ................       196,500         3,468,225
                                                                     -----------
                                                                      44,213,572
                                                                     -----------
Contract Manufacturing-1.7%
DDI Corp.(a) ...................................       637,600         5,438,728
Semtech Corp.(a) ...............................       181,300         6,617,450
                                                                     -----------
                                                                      12,056,178
                                                                     -----------
Internet Infrastructure-0.1%
Internet Security Systems, Inc.(a) .............        26,000           594,100
                                                                     -----------
Networking Software-0.4%
SonicWALL, Inc.(a) .............................       207,600         2,707,104
                                                                     -----------
Semi-Conductor Capital Equipment-2.1%
MKS Instruments, Inc.(a) .......................       225,700         7,727,968
Varian Semiconductor Equipment
   Associates, Inc.(a) .........................       149,500         6,727,500
                                                                     -----------
                                                                      14,455,468
                                                                     -----------
Semi-Conductor Components-6.3%
Alpha Industries, Inc.(a) ......................       300,100         4,576,525
ANADIGICS, Inc.(a) .............................       358,700         4,426,358
Brooks Automation, Inc.(a) .....................       131,200         5,961,728
Elantec Semiconductor, Inc.(a) .................       198,500         8,489,845
GlobespanVirata, Inc.(a) .......................       436,098         6,506,582
Integrated Circuit Systems, Inc.(a) ............       408,000         8,323,200
Micrel, Inc.(a) ................................       234,000         5,901,480
                                                                     -----------
                                                                      44,185,718
                                                                     -----------


--------------------------------------------------------------------------------
10 o ALLIANCE QUASAR FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

Company                                                 Shares             Value
--------------------------------------------------------------------------------

Miscellaneous-6.4%
02Micro International, Ltd.(a) .................       396,500       $ 6,926,855
Aeroflex, Inc.(a) ..............................       582,500         7,490,950
Amphenol Corp. Cl.A(a) .........................       183,200         8,573,760
Exar Corp.(a) ..................................       389,300         7,996,222
Plantronics, Inc.(a) ...........................       169,100         3,537,572
Power-One, Inc.(a) .............................       441,500         3,611,470
Precise Software Solutions, Ltd.(a) ............       268,200         6,246,378
                                                                     -----------
                                                                      44,383,207
                                                                     -----------
                                                                     176,019,413
                                                                     -----------
Consumer Services-24.8%
Advertising-1.0%
Getty Images, Inc.(a) ..........................       221,600         6,639,136
                                                                     -----------
Broadcasting & Cable-2.1%
Entravision Communications Corp. Cl.A(a) .......       347,200         5,138,560
Insight Communications Co., Inc.(a) ............       233,500         4,891,825
ValueVision International, Inc. Cl.A(a) ........       227,200         4,714,400
                                                                     -----------
                                                                      14,744,785
                                                                     -----------
Entertainment & Leisure-3.0%
Action Performance Cos., Inc.(a) ...............       161,600         7,958,800
Hot Topic, Inc.(a) .............................       251,700         5,260,530
Take-Two Interactive Software, Inc.(a) .........       387,400         7,786,740
                                                                     -----------
                                                                      21,006,070
                                                                     -----------
Gaming-0.4%
Station Casinos, Inc.(a) .......................       149,300         2,485,845
                                                                     -----------
Retail - General Merchandise-8.1%
AnnTaylor Stores Corp.(a) ......................       125,300         5,415,466
Electronics Boutique Holdings Corp.(a) .........       228,300         7,883,199
Fred's, Inc. Cl.A ..............................       130,212         4,687,614
Galyan's Trading Co.(a) ........................       453,400         6,937,020
Group 1 Automotive, Inc.(a) ....................        79,300         3,096,665
MSC Industrial Direct Co., Inc. Cl.A(a) ........       418,400         9,581,360
Rent-A-Center, Inc.(a) .........................       104,300         5,328,687
THQ, Inc.(a) ...................................       158,300         7,772,530
Ultimate Electronics, Inc.(a) ..................       215,300         6,039,165
                                                                     -----------
                                                                      56,741,706
                                                                     -----------


                                                       ALLIANCE QUASAR FUND o 11

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

Company                                                 Shares             Value
--------------------------------------------------------------------------------

Miscellaneous-10.2%
Career Education Corp.(a) ......................       160,000       $ 6,336,000
Copart, Inc.(a) ................................       311,700         5,591,898
Edison Schools, Inc. Cl.A(a) ...................       500,300         6,954,170
Insight Enterprises, Inc.(a) ...................       354,500         8,025,880
Iron Mountain, Inc.(a) .........................       273,050         8,661,146
PC Connection, Inc.(a) .........................       236,700         2,499,552
Resources Connection, Inc.(a) ..................       259,800         7,516,014
ScanSource, Inc.(a) ............................       118,600         7,129,580
SmartForce Public Ltd., Co. ADR (Ireland)(a) ...       440,400         4,624,200
Strayer Education, Inc. ........................       135,800         6,667,780
West Corp.(a) ..................................       228,200         7,220,248
                                                                     -----------
                                                                      71,226,468
                                                                     -----------
                                                                     172,844,010
                                                                     -----------

Health Care-21.2%
Biotechnology-5.8%
Affymetrix, Inc.(a) ............................       181,500         5,259,870
Charles River Laboratories International, Inc.(a)      207,000         6,417,000
CV Therapeutics, Inc.(a) .......................       111,400         4,032,680
Exelixis, Inc.(a) ..............................       149,400         2,060,226
The Medicines Co.(a) ...........................       540,200         7,703,252
Transkaryotic Therapies, Inc.(a) ...............       140,600         6,052,830
Trimeris, Inc.(a) ..............................        94,300         4,073,760
United Therapeutics Corp.(a) ...................       374,600         5,042,116
                                                                     -----------
                                                                      40,641,734
                                                                     -----------
Drugs-3.8%
Axcan Pharma, Inc.(a) ..........................       258,900         3,264,729
ICN Pharmaceuticals, Inc. ......................       221,800         7,042,150
SICOR, Inc.(a) .................................       635,500        10,854,340
Taro Pharmaceutical Industries, Ltd.(a) ........       174,900         4,958,415
                                                                     -----------
                                                                      26,119,634
                                                                     -----------
Medical Products-7.0%
Align Technology, Inc.(a) ......................       788,600         4,179,580
American Medical Systems Holdings, Inc.(a) .....       337,100         7,588,121
CryoLife, Inc.(a) ..............................        13,800           288,420
Cytyc Corp.(a) .................................       388,100        10,447,652
INAMED Corp.(a) ................................        92,300         3,036,670
Integra LifeSciences Holdings(a) ...............       268,800         7,561,344
Novavax, Inc.(a) ...............................       419,900         4,803,656
OraSure Technologies, Inc.(a) ..................       358,200         2,167,110
Therasense, Inc.(a) ............................       188,000         3,553,200
Wilson Greatbatch Technologies, Inc.(a) ........       201,700         5,185,707
                                                                     -----------
                                                                      48,811,460
                                                                     -----------


--------------------------------------------------------------------------------
12 o ALLIANCE QUASAR FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

Company                                                 Shares             Value
--------------------------------------------------------------------------------
Medical Services-4.6%
AMN Healthcare Services, Inc.(a) ...............       132,800       $ 3,572,320
LifePoint Hospitals, Inc.(a) ...................       121,000         4,472,160
Option Care, Inc.(a) ...........................       353,900         5,842,889
Priority Healthcare Corp. Cl.B(a) ..............       368,300         9,579,483
Stericycle, Inc.(a) ............................       133,800         8,370,662
                                                                     -----------
                                                                      31,837,514
                                                                     -----------
                                                                     147,410,342
                                                                     -----------
Finance-9.5%
Banking - Money Centers-1.1%
UCBH Holdings, Inc. ............................       221,800         7,980,364
                                                                     -----------
Banking - Regional-0.7%
Westamerica Bancorp ............................       113,500         4,852,125
                                                                     -----------
Brokerage & Money Management-2.1%
Affiliated Managers Group, Inc.(a) .............        73,100         5,250,773
Southwest Bancorporation of Texas, Inc.(a) .....       280,100         9,338,534
                                                                     -----------
                                                                      14,589,307
                                                                     -----------
Insurance-3.7%
Arthur J. Gallagher & Co. ......................       139,300         4,564,861
PMA Capital Corp. Cl. A ........................       282,700         6,485,138
Reinsurance Group of America, Inc. .............       110,700         3,466,017
RenaissanceRe Holdings, Ltd. (Bermuda) .........        37,300         3,841,900
StanCorp Financial Group, Inc. .................       130,300         7,166,500
                                                                     -----------
                                                                      25,524,416
                                                                     -----------
Miscellaneous-1.9%
Investors Financial Services Corp. .............        94,600         7,194,330
The InterCept Group, Inc.(a) ...................       160,200         5,807,250
                                                                     -----------
                                                                      13,001,580
                                                                     -----------
                                                                      65,947,792
                                                                     -----------
Energy-5.9%
Domestic Integrated-0.6%
Tesoro Petroleum Corp.(a) ......................       285,800         4,015,490
                                                                     -----------
Domestic Producers-1.0%
Newfield Exploration Co.(a) ....................       186,300         6,891,237
                                                                     -----------
Oil Service-2.1%
Spinnaker Exploration Co.(a) ...................       174,900         7,284,585
W-H Energy Services, Inc.(a) ...................       363,000         7,840,800
                                                                     -----------
                                                                      15,125,385
                                                                     -----------
Pipelines-2.2%
Cal Dive International, Inc.(a) ................       282,900         7,044,210
Hydril Co.(a) ..................................       340,100         8,288,237
                                                                     -----------
                                                                      15,332,447
                                                                     -----------
                                                                      41,364,559
                                                                     -----------


--------------------------------------------------------------------------------
                                                       ALLIANCE QUASAR FUND o 13

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

Company                                                 Shares             Value
--------------------------------------------------------------------------------

Capital Goods-4.0%
Electrical Equipment-2.7%
DRS Technologies, Inc.(a) ......................        16,800       $   697,032
EDO Corp. ......................................       276,500         7,468,265
L-3 Communications Holdings, Inc.(a) ...........        42,300         4,737,600
United Defense Industries, Inc.(a) .............       226,900         6,080,920
                                                                     -----------
                                                                      18,983,817
                                                                     -----------
Machinery-0.5%
Regal Beloit Corp. .............................       133,000         3,398,150
                                                                     -----------
Miscellaneous-0.8%
Champion Enterprises, Inc.(a) ..................       531,900         4,255,200
WCI Communities, Inc.(a) .......................        53,200         1,298,080
                                                                     -----------
                                                                       5,553,280
                                                                     -----------
                                                                      27,935,247
                                                                     -----------
Basic Industry-3.7%
Chemicals-2.1%
Georgia Gulf Corp. .............................       336,300         9,029,655
OM Group, Inc. .................................        80,900         5,849,070
                                                                     -----------
                                                                      14,878,725
                                                                     -----------
Paper & Forest Products-1.6%
Moore Corp., Ltd. ..............................       241,800         3,145,818
Pactiv Corp.(a) ................................       404,400         8,096,088
                                                                     -----------
                                                                      11,241,906
                                                                     -----------
                                                                      26,120,631
                                                                     -----------
Transportation-2.8%
Air Freight-0.7%
Expeditors International of Washington, Inc. ...        81,800         4,989,800
                                                                     -----------
Shipping-0.6%
Kirby Corp.(a) .................................       138,300         4,135,170
                                                                     -----------
Trucking-0.7%
P.A.M. Transportation Services, Inc.(a) ........        63,100         1,596,430
Swift Transportation Co., Inc.(a) ..............       155,300         3,404,176
                                                                     -----------
                                                                       5,000,606
                                                                     -----------
Miscellaneous-0.8%
Tower Automotive, Inc.(a) ......................       382,300         5,348,377
                                                                     -----------
                                                                      19,473,953
                                                                     -----------
Aerospace & Defense-1.4%
Defense Electronics-1.4%
Engineered Support Systems, Inc. ...............       206,900         9,569,125
                                                                     -----------
Multi-Industry Companies-0.6%
Martek Biosciences Corp.(a) ....................       140,400         4,419,651
                                                                     -----------


--------------------------------------------------------------------------------
14 o ALLIANCE QUASAR FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                     Shares or
                                                     Principal
                                                        Amount
Company                                                  (000)             Value
--------------------------------------------------------------------------------

Consumer Manufacturing-0.3%
Auto & Related-0.3%
Asbury Automotive Group, Inc.(a) .............         132,800    $   2,025,200
                                                                  -------------
Total Common Stocks
   (cost $646,794,315) .......................                      693,129,923
                                                                  -------------
SHORT-TERM INVESTMENT-1.0%
Time Deposit-1.0%
State Street Euro Dollar
   1.25%, 4/01/02
   (amortized cost $7,003,000) ...............          $7,003        7,003,000
                                                                  -------------
Total Investments-100.5%
   (cost $653,797,315) .......................                      700,132,923
Other assets less liabilities-(0.5%) .........                       (3,412,896)
                                                                  -------------
Net Assets-100% ..............................                    $ 696,720,027
                                                                  =============

(a)   Non-income producing security.

      Glossary:

      ADR - American Depositary Receipt

      See notes to financial statements.


--------------------------------------------------------------------------------
                                                       ALLIANCE QUASAR FUND o 15

---------------------------------
STATEMENT OF ASSETS & LIABILITIES
---------------------------------

STATEMENT OF ASSETS & LIABILITIES
March 31, 2002 (unaudited)

Assets
Investments--securities, at value (cost $653,797,315) ........    $ 700,132,923
Cash .........................................................              788
Collateral held for securities loaned ........................       93,187,700
Receivable for investment securities sold ....................        3,206,689
Dividends and interest receivable ............................          280,397
Receivable for capital stock sold ............................          225,666
                                                                  -------------
Total Assets .................................................      797,034,163
                                                                  -------------
Liabilities
Payable for collateral received on securities loaned .........       93,187,700
Payable for investment securities purchased ..................        2,858,471
Advisory fee payable .........................................        1,763,830
Payable for capital stock redeemed ...........................        1,295,199
Distribution fee payable .....................................          357,419
Accrued expenses .............................................          851,517
                                                                  -------------
Total Liabilities ............................................      100,314,136
                                                                  -------------
Net Assets ...................................................    $ 696,720,027
                                                                  =============
Composition of Net Assets
Shares of capital stock, at par ..............................    $      74,980
Additional paid-in capital ...................................      928,686,474
Accumulated net investment loss ..............................       (7,318,127)
Accumulated net realized loss on investment transactions .....     (271,058,908)
Net unrealized appreciation of investments ...................       46,335,608
                                                                  -------------
                                                                  $ 696,720,027
                                                                  =============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
   ($268,277,537 / 13,405,952 shares of capital
   stock issued and outstanding) .............................           $20.01
Sales charge--4.25% of public offering price .................              .89
                                                                         ======
Maximum offering price .......................................           $20.90
                                                                         ======
Class B Shares
Net asset value and offering price per share
   ($283,737,859 / 16,394,297 shares of capital
   stock issued and outstanding) .............................           $17.31
                                                                         ======
Class C Shares
Net asset value and offering price per share
   ($68,128,802 / 3,931,750 shares of capital
   stock issued and outstanding) .............................           $17.33
                                                                         ======
Advisor Class Shares
Net asset value, redemption and offering price per share
   ($76,575,829 / 3,758,154 shares of capital
   stock issued and outstanding) .............................           $20.38
                                                                         ======

See notes to financial statements


--------------------------------------------------------------------------------
16 o ALLIANCE QUASAR FUND

                                                        -----------------------
                                                        STATEMENT OF OPERATIONS
                                                        -----------------------

STATEMENT OF OPERATIONS
Six Months Ended March 31, 2002 (unaudited)

Investment Income
Dividends ........................................  $    373,162
Interest .........................................       183,688   $    556,850
                                                    ------------
Expenses
Advisory fee .....................................     3,589,667
Distribution fee--Class A ........................       354,437
Distribution fee--Class B ........................     1,426,836
Distribution fee--Class C ........................       342,903
Transfer agency ..................................     1,757,610
Custodian ........................................       117,103
Printing .........................................       107,376
Administrative ...................................        66,806
Audit and legal ..................................        52,093
Registration .....................................        33,622
Directors' fees ..................................        14,000
Miscellaneous ....................................        12,194
                                                    ------------
Total expenses ...................................                    7,874,647
                                                                   ------------
Net investment loss ..............................                   (7,317,797)
                                                                   ------------
Realized and Unrealized Gain (Loss)
on Investments
Net realized loss on investment
   transactions ..................................                  (80,222,147)
Net change in unrealized
   appreciation/depreciation
   of investments ................................                  226,471,133
                                                                   ------------
Net gain on investments ..........................                  146,248,986
                                                                   ------------
Net Increase in Net Assets
   from Operations ...............................                 $138,931,189
                                                                   ============

See notes to financial statements.


--------------------------------------------------------------------------------
                                                       ALLIANCE QUASAR FUND o 17

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                             Six Months Ended      Year Ended
                                              March 31, 2002     September 30,
                                                (unaudited)          2001
                                             ================   ===============
Increase (Decrease) in Net Assets
from Operations
Net investment loss .......................   $    (7,317,797)  $   (17,866,615)
Net realized loss on investment
   transactions ...........................       (80,222,147)     (104,553,326)
Net change in unrealized
   appreciation/depreciation
   of investments .........................       226,471,133      (368,065,304)
                                              ---------------   ---------------
Net increase (decrease) in net assets
   from operations ........................       138,931,189      (490,485,245)
Distributions to Shareholders from:
Net realized gain on investments
   Class A ................................                -0-      (10,594,187)
   Class B ................................                -0-      (14,207,984)
   Class C ................................                -0-       (3,545,369)
   Advisor Class ..........................                -0-       (3,070,698)
Distributions in excess of net realized
   gain on investments
   Class A ................................                -0-      (29,171,770)
   Class B ................................                -0-      (39,122,600)
   Class C ................................                -0-       (9,762,403)
   Advisor Class ..........................                -0-       (8,455,365)
Capital Stock Transactions
Net decrease ..............................       (61,483,417)      (49,277,329)
                                              ---------------   ---------------
Total increase (decrease) .................        77,447,772      (657,692,950)
Net Assets
Beginning of period .......................       619,272,255     1,276,965,205
                                              ---------------   ---------------
End of period .............................   $   696,720,027   $   619,272,255
                                              ===============   ===============

See notes to financial statements.


--------------------------------------------------------------------------------
18 o ALLIANCE QUASAR FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTES TO FINANCIAL STATEMENTS
March 31, 2002 (unaudited)

NOTE A

Significant Accounting Policies

Alliance Quasar Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Ad visor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on the Nasdaq Stock Market, Inc. are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Securities traded in the over-the-counter market, including securities traded on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked prices. Readily marketable debt securities are valued at the last sales price. Securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.


--------------------------------------------------------------------------------
                                                       ALLIANCE QUASAR FUND o 19

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. The Fund accretes discounts as adjustments to income. Investment gains and losses are determined on the identified cost basis.

4. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and the Advisory Class shares have no distribution fees.

5. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions With Affiliates

Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee at a quarterly rate equal to .25% (approximately 1% on an annual basis) of the net assets of the Fund valued on the last business day of the previous quarter.

Pursuant to the advisory agreement, the Fund paid $66,806 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the six months ended March 31, 2002.

The Fund compensates Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensa-


--------------------------------------------------------------------------------
20 o ALLIANCE QUASAR FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

tion amounted to $1,170,625 for the six months ended March 31, 2002.

For the six months ended March 31, 2002, the Fund's expenses were reduced by $6,182 under an expense offset arrangement with AGIS.

Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charge of $88,093 from the sale of Class A shares and $6,931, $249,562 and $5,297 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended March 31, 2002.

Brokerage commissions paid on investment transactions for the six months ended March 31, 2002 amounted to $929,116, of which $660 was paid to Sanford C. Bernstein & Co. LLC, an affiliate of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The
Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $23,982,655 and $2,066,674 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $359,459,230 and $413,223,594 respectively, for the six months ended March 31, 2002. There were no purchases or sales of U.S. government and government agency obligations for the six months ended March 31, 2002.


--------------------------------------------------------------------------------
                                                       ALLIANCE QUASAR FUND o 21

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

At March 31, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $113,924,050 and gross unrealized depreciation of in vestments was $67,588,442, resulting in net unrealized appreciation of $46,335,608.

At September 30, 2001, the Fund had a net capital loss carryforward for federal income tax purposes of $108,609,712, all of which expires in 2009.

Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of $72,690,376 during the fiscal year 2001. To the extent that the carryover losses are used to offset future capital gain, it is probable that gain will not be distributed to shareholders.

NOTE E

Securities Lending

The Fund has entered into a securities lending agreement with UBS/Paine Webber, Inc. (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Fund, administers the lending of portfolio securities to certain broker-dealers. In return, the Fund receives fee income from the lending transactions. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. Government securities. The Lending Agent invests the cash collateral in an eligible money market vehicle in accordance with the investment restrictions of the Fund. UBS/Paine Webber will indemnify the Fund for any loss resulting from a borrower's failure to return a loaned security when due. As of March 31, 2002, the Fund had loaned securities with a value of $89,477,431 and received cash collateral of $93,187,700. For the six months ended March 31, 2002, the Fund received fee income of $68,159 which is included in interest income in the accompanying statement of operations.

NOTE F

Capital Stock

There are 12,000,000,000 shares of $.002 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Each class


--------------------------------------------------------------------------------
22 o ALLIANCE QUASAR FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                 --------------------------------    ------------------------------------
                               Shares                              Amount
                 --------------------------------    ------------------------------------
                 Six Months Ended      Year Ended    Six Months Ended          Year Ended
                        March 31,   September 30,           March 31,       September 30,
                      (unaudited)            2001         (unaudited)                2001
                 ------------------------------------------------------------------------
Class A
Shares sold             2,619,806       7,111,614       $  49,573,801       $ 153,464,725
-----------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions                -0-      1,501,955                  -0-         37,278,216
-----------------------------------------------------------------------------------------
Shares converted
  from Class B             95,001          70,946           1,851,364           1,610,077
-----------------------------------------------------------------------------------------
Shares redeemed        (3,614,888)     (9,267,139)        (68,437,883)       (201,469,898)
-----------------------------------------------------------------------------------------
Net decrease             (900,081)       (582,624)      $ (17,012,718)      $  (9,116,880)
=========================================================================================

Class B
Shares sold               797,192       1,950,555       $  13,276,397       $  37,583,730
-----------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions                -0-      2,268,280                  -0-         49,221,600
-----------------------------------------------------------------------------------------
Shares converted
  to Class A             (109,068)        (86,173)         (1,851,364)         (1,610,077)
-----------------------------------------------------------------------------------------
Shares redeemed        (2,519,799)     (5,919,036)        (41,750,069)       (110,669,443)
-----------------------------------------------------------------------------------------
Net decrease           (1,831,675)     (1,786,374)      $ (30,325,036)      $ (25,474,190)
=========================================================================================

Class C
Shares sold               484,846         797,584       $   8,032,659       $  15,558,688
-----------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions                -0-        566,471                  -0-         12,309,456
-----------------------------------------------------------------------------------------
Shares redeemed          (866,246)     (2,073,468)        (14,381,159)        (39,538,054)
-----------------------------------------------------------------------------------------
Net decrease             (381,400)       (709,413)      $  (6,348,500)      $ (11,669,910)
=========================================================================================

Advisor Class
Shares sold               371,333       1,242,926       $   7,079,755       $  26,711,352
-----------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions                -0-        438,884                  -0-         11,020,368
-----------------------------------------------------------------------------------------
Shares redeemed          (772,779)     (1,880,852)        (14,876,918)        (40,748,069)
-----------------------------------------------------------------------------------------
Net decrease             (401,446)       (199,042)      $  (7,797,163)      $  (3,016,349)
=========================================================================================


--------------------------------------------------------------------------------
                                                       ALLIANCE QUASAR FUND o 23

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTE G

Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended March 31, 2002.


--------------------------------------------------------------------------------
24 o ALLIANCE QUASAR FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                    ----------------------------------------------------------------------------------------
                                                                           Class A
                                    ----------------------------------------------------------------------------------------
                                     Six Months
                                          Ended
                                      March 31,                            Year Ended September 30,
                                           2002  ---------------------------------------------------------------------------
                                    (unaudited)            2001         2000            1999            1998            1997
                                    ----------------------------------------------------------------------------------------
Net asset value,
  beginning of period ..........      $   16.25       $   30.76    $   23.84       $   22.27       $   30.37       $   27.92
                                    ----------------------------------------------------------------------------------------
Income From
  Investment Operations
Net investment loss(a) .........           (.17)           (.35)        (.38)           (.22)           (.17)           (.24)
Net realized and unrealized
  gain (loss) on investment
  transactions .................           3.93          (11.46)        7.30            2.80           (6.70)           6.80
                                    ----------------------------------------------------------------------------------------
Net increase (decrease) in net
  asset value from operations ..           3.76          (11.81)        6.92            2.58           (6.87)           6.56
                                    ----------------------------------------------------------------------------------------
Less: Distributions
Distributions from net
  realized gains ...............             -0-           (.72)          -0-          (1.01)          (1.23)          (4.11)
Distributions in excess of
  net realized gains ...........             -0-          (1.98)          -0-             -0-             -0-             -0-
                                    ----------------------------------------------------------------------------------------
Total distributions ............             -0-          (2.70)          -0-          (1.01)          (1.23)          (4.11)
                                    ----------------------------------------------------------------------------------------
Net asset value, end of period .      $   20.01       $   16.25    $   30.76       $   23.84       $   22.27       $   30.37
                                    ========================================================================================
Total Return
Total investment return based on
  net asset value(b) ...........          23.14%         (41.42)%      29.03%          11.89%         (23.45)%         27.81%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ..............      $ 268,277       $ 232,456    $ 458,008       $ 517,289       $ 495,070       $ 402,081
Ratio to average net assets of:
  Expenses .....................           1.90%(d)        1.79%        1.68%(c)        1.69%(c)        1.61%(c)        1.67%
  Net investment loss ..........          (1.74)%(d)      (1.58)%      (1.39)%          (.90)%          (.59)%          (.91)%
Portfolio turnover rate ........             53%            109%         160%             91%            109%            135%

See footnote summary on page 29.


--------------------------------------------------------------------------------
                                                       ALLIANCE QUASAR FUND o 25

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                    ----------------------------------------------------------------------------------------
                                                                           Class B
                                    ----------------------------------------------------------------------------------------
                                     Six Months
                                          Ended
                                      March 31,                            Year Ended September 30,
                                           2002  ---------------------------------------------------------------------------
                                    (unaudited)            2001         2000            1999            1998            1997
                                    ----------------------------------------------------------------------------------------
Net asset value,
  beginning of period ..........      $   14.11       $   27.30    $   21.32       $   20.17       $   27.83       $   26.13
                                    ----------------------------------------------------------------------------------------
Income From
  Investment Operations
Net investment loss(a) .........           (.21)           (.45)        (.52)           (.37)           (.36)           (.42)
Net realized and unrealized
  gain (loss) on investment
  transactions .................           3.41          (10.04)        6.50            2.53           (6.07)           6.23
                                    ----------------------------------------------------------------------------------------
Net increase (decrease) in net
  asset value from operations ..           3.20          (10.49)        5.98            2.16           (6.43)           5.81
                                    ----------------------------------------------------------------------------------------
Less: Distributions
Distributions from net
  realized gains ...............             -0-           (.72)          -0-          (1.01)          (1.23)          (4.11)
Distributions in excess of
  net realized gains ...........             -0-          (1.98)          -0-             -0-             -0-             -0-
                                    ----------------------------------------------------------------------------------------
Total distributions ............             -0-          (2.70)          -0-          (1.01)          (1.23)          (4.11)
                                    ----------------------------------------------------------------------------------------
Net asset value, end of period .      $   17.31       $   14.11    $   27.30       $   21.32       $   20.17       $   27.83
                                    ========================================================================================
Total Return
Total investment return based on
  net asset value(b) ...........          22.68%         (41.88)%      28.05%          11.01%         (24.03)%         26.70%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ..............      $ 283,738       $ 257,161    $ 546,302       $ 587,919       $ 625,147       $ 503,037
Ratio to average net assets of:
  Expenses .....................           2.69%(d)        2.57%        2.44%(c)        2.46%(c)        2.39%(c)        2.51%
  Net investment loss ..........          (2.53)%(d)      (2.36)%      (2.16)%         (1.68)%         (1.36)%         (1.73)%
Portfolio turnover rate ........             53%            109%         160%             91%            109%            135%

See footnote summary on page 29.


--------------------------------------------------------------------------------
26 o ALLIANCE QUASAR FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                    ----------------------------------------------------------------------------------------
                                                                           Class C
                                    ----------------------------------------------------------------------------------------
                                     Six Months
                                          Ended
                                      March 31,                            Year Ended September 30,
                                           2002  ---------------------------------------------------------------------------
                                    (unaudited)            2001         2000            1999            1998            1997
                                    ----------------------------------------------------------------------------------------
Net asset value,
  beginning of period ..........      $   14.13       $   27.32    $   21.34       $   20.18       $   27.85       $   26.14
                                    ----------------------------------------------------------------------------------------
Income From
  Investment Operations
Net investment loss(a) .........           (.21)           (.45)        (.52)           (.36)           (.35)           (.42)
Net realized and unrealized
  gain (loss) on investment
  transactions .................           3.41          (10.04)        6.50            2.53           (6.09)           6.24
                                    ----------------------------------------------------------------------------------------
Net increase (decrease) in net
  asset value from operations ..           3.20          (10.49)        5.98            2.17           (6.44)           5.82
                                    ----------------------------------------------------------------------------------------
Less: Distributions
Distributions from net
  realized gains ...............             -0-           (.72)          -0-          (1.01)          (1.23)          (4.11)
Distributions in excess of
  net realized gains ...........             -0-          (1.98)          -0-             -0-             -0-             -0-
                                    ----------------------------------------------------------------------------------------
Total distributions ............             -0-          (2.70)          -0-          (1.01)          (1.23)          (4.11)
                                    ----------------------------------------------------------------------------------------
Net asset value, end of period .      $   17.33       $   14.13    $   27.32       $   21.34       $   20.18       $   27.85
                                    ========================================================================================
Total Return
Total investment return based on
  net asset value(b) ...........          22.65%         (41.85)%      28.02%          11.05%         (24.05)%         26.74%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ..............      $  68,129       $  60,925    $ 137,242       $ 168,120       $ 182,110       $ 145,494
Ratio to average net assets of:
  Expenses .....................           2.68%(d)        2.56%        2.43%(c)        2.45%(c)        2.38%(c)        2.50%
  Net investment loss ..........          (2.52)%(d)      (2.35)%      (2.12)%         (1.66)%         (1.35)%         (1.72)%
Portfolio turnover rate ........             53%            109%         160%             91%            109%            135%

See footnote summary on page 29.


--------------------------------------------------------------------------------
                                                       ALLIANCE QUASAR FUND o 27

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                    ----------------------------------------------------------------------------------------
                                                                          Advisor Class
                                    ----------------------------------------------------------------------------------------
                                     Six Months
                                          Ended                                                                   October 2,
                                      March 31,                            Year Ended September 30,               1996(e) to
                                           2002  -----------------------------------------------------------   September 30,
                                    (unaudited)            2001         2000            1999            1998            1997
                                    ----------------------------------------------------------------------------------------
Net asset value,
  beginning of period ..........      $   16.52       $   31.07    $   24.01       $   22.37       $   30.42       $   27.82
                                    ----------------------------------------------------------------------------------------
Income from
  Investment Operations
Net investment loss(a) .........           (.14)           (.29)        (.30)           (.15)           (.09)           (.17)
Net realized and unrealized
  gain (loss) on investment
  transactions .................           4.00          (11.56)        7.36            2.80           (6.73)           6.88
                                    ----------------------------------------------------------------------------------------
Net increase (decrease) in net
  asset value from operations ..           3.86          (11.85)        7.06            2.65           (6.82)           6.71
                                    ----------------------------------------------------------------------------------------
Less: Distributions
Distributions from net
  realized gains ...............             -0-           (.72)          -0-          (1.01)          (1.23)          (4.11)
Distributions in excess of
  net realized gains ...........             -0-          (1.98)          -0-             -0-             -0-             -0-
                                    ----------------------------------------------------------------------------------------
Total distributions ............             -0-          (2.70)          -0-          (1.01)          (1.23)          (4.11)
                                    ----------------------------------------------------------------------------------------
Net asset value, end of period .      $   20.38       $   16.52    $   31.07       $   24.01       $   22.37       $   30.42
                                    ========================================================================================
Total Return
Total investment return based on
  net asset value(b) ...........          23.37%         (41.11)%      29.40%          12.16%         (23.24)%         28.47%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ..............      $  76,576       $  68,730    $ 135,414       $ 164,671       $ 175,037       $  62,455
Ratio to average net assets of:
  Expenses .....................           1.63%(d)        1.52%        1.39%(c)        1.42%(c)        1.38%(c)        1.58%(d)
  Net investment loss ..........          (1.47)%(d)      (1.31)%      (1.08)%          (.62)%          (.32)%          (.74)%(d)
Portfolio turnover rate ........             53%            109%         160%             91%            109%            135%

See footnote summary on page 29.


--------------------------------------------------------------------------------
28 o ALLIANCE QUASAR FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

(a)   Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(c) Ratios reflect expenses grossed up for expense offset arrangement with the Transfer Agent. For the periods shown below, the net expense ratios were as follows:

                                                 Year Ended September 30,
                                              -------------------------------
                                              2000         1999         1998
                                              -------------------------------
      Class A                                 1.67%        1.68%        1.60%
      Class B                                 2.42%        2.45%        2.38%
      Class C                                 2.42%        2.44%        2.37%
      Advisor Class                           1.38%        1.41%        1.37%

(d)   Annualized.

(e)   Commencement of distribution.


--------------------------------------------------------------------------------
                                                       ALLIANCE QUASAR FUND o 29

----------------------------
GLOSSARY OF INVESTMENT TERMS
----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

capitalization or market capitalization

The absolute dollar value of a company's outstanding stock. Capitalization is determined by multiplying the amount of publicly owned shares by the stock's current market value.

equity

Another term for stock.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

net asset value (NAV)

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

portfolio

The collection of securities that make up a fund's or an investor's investments.

sector

A group of securities that are similar with respect to maturity, type, rating, industry and/ or coupon. Refers to a distinct part of the market, for example, the technology sector.

share

A unit which represents ownership in a mutual fund or stock.

small-capitalization or small-cap company

Refers to a company with a relatively small market capitalization.


--------------------------------------------------------------------------------
30 o ALLIANCE QUASAR FUND

                                                                ----------------
                                                                ALLIANCE CAPITAL
                                                                ----------------

ALLIANCE CAPITAL

The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $452 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 45 of the FORTUNE 100 companies and public retirement funds in 43 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by 605 investment professionals in 36 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 3/31/02.


--------------------------------------------------------------------------------
                                                       ALLIANCE QUASAR FUND o 31

--------------------------------
ALLIANCE CAPITAL AT YOUR SERVICE
--------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That is why we provide our shareholders with a wide variety of products and time-saving services.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge--a good way to diversify your assets.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     E-Statements and Electronic Delivery

      Sign up to view your quarterly mutual fund, retirement or CollegeBoundfund(SM) account statements online, rather than wait to receive paper copies in the mail. You may also sign up for electronic delivery of your legal documents so you can receive your semi-annual and annual shareholder reports, prospectuses and prospectus supplements online. It's easy, convenient and saves you time and storage space. Sign up today at www.alliancecapital.com. Simply go to Individual Investor, U.S., Account Access.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 8:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other mutual fund matters.

o Our Website at www.alliancecapital.com gives you a broad perspective of Alliance Capital. You can reach Alliance mutual fund and account information more directly from www.investor.alliancecapital.com. Either way, you'll have access to extensive Alliance fund data, answers to frequently asked questions, and financial planning tools and calculators.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
32 o ALLIANCE QUASAR FUND

------------------
BOARD OF DIRECTORS
------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Bruce K. Aronow, Senior Vice President
Thomas J. Bardong, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Distributor

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free (800) 221-5672

Independent Auditors
Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

(1)   Member of the Audit Committee.


--------------------------------------------------------------------------------
                                                       ALLIANCE QUASAR FUND o 33

--------------------------------
ALLIANCE CAPITAL FAMILY OF FUNDS
--------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

U.S. Stock Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Mid-Cap Growth Fund*
Premier Growth Fund
Quasar Fund
Technology Fund

Global & International Stock Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
The Korean Investment Fund
New Europe Fund
Worldwide Privatization Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small CapValue Fund
Utility Income Fund
Value Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Taxable Bond Funds

Americas Government Income Trust**
Corporate Bond Portfolio

Emerging Market Debt Fund***
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
U.S. Government Portfolio

Tax-Exempt Bond Funds

National
Intermediate Diversified
Insured National
Arizona
California
Intermediate California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Intermediate New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
ACM Income Fund
ACMGovernment Opportunity Fund
ACMManaged Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.

* The Alliance Fund changed its name to Alliance Mid-Cap Growth Fund on February 1, 2002.

** Alliance North American Government Income Trust changed its name to Alliance Americas Government Income Trust on March 1, 2002.

*** Alliance Global Dollar Government Fund changed its name to Alliance Emerging Market Debt Fund on March 1, 2002.


--------------------------------------------------------------------------------
34 o ALLIANCE QUASAR FUND

NOTES


--------------------------------------------------------------------------------
                                                       ALLIANCE QUASAR FUND o 35

NOTES


--------------------------------------------------------------------------------
36 o ALLIANCE QUASAR FUND

Alliance Quasar Fund
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

QSRSR302